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                                                                    EXHIBIT 10.1



                   AMERIGAS PROPANE, INC., AS GENERAL PARTNER
                                       OF
                             AMERIGAS PARTNERS, L.P.
                        SUMMARY OF DIRECTOR COMPENSATION

     The table below shows the components of director compensation effective October 1, 2003. A director who is an officer or employee of the Registrant or its subsidiaries is not compensated for service on the Board of Directors or on any Committee of the Board. The directors are also offered employee rates on propane purchases.

                             DIRECTORS' COMPENSATION

                                                         CASH
                                                       COMPONENT
                                                       ---------
Annual retainer                                         $40,000

Annual retainer for Audit Committee Members             $50,000

Annual retainer for Audit Committee Chair               $55,000